                                                                    Exhibit 13.1


                       TELE NORTE LESTE PARTICIPACOES S.A.
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Tele Norte Leste Participacoes S.A. (the "Company"), does hereby certify, to such officer's knowledge, that:

The Annual Report on Form 20-F for the year ended 2005 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 29, 2006               By: /s/  Ronaldo Iabrudi dos Santos Pereira
                                       ---------------------------------------
                                       Name:  Ronaldo Iabrudi dos Santos Pereira
                                       Title: Chief Executive Officer

Dated: June 29, 2006               By: /s/  Jose Luis Magalhaes Salazar
                                       --------------------------------
                                       Name:  Jose Luis Magalhaes Salazar
                                       Title: Chief Financial Officer

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Form 20-F.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.